Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald G. DeVos, Chief Financial Officer of Nathan’s Famous, Inc., certify that:

The quarterly report on Form 10-Q of Nathan’s Famous, Inc. for the period ended December 25, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nathan’s Famous, Inc.

/s/ Ronald G. Devos
Ronald G. DeVos Chief Financial Officer (Principal Financial Officer and Principle Accounting Officer) Date: February 3, 2012

A signed original of this written statement required by Section 906 has been provided to Nathan’s Famous, Inc. and will be retained by Nathan’s Famous, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.